                                                                   EXHIBIT 10.53

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - X
BRIAN WORNOW, INDIVIDUALLY AND ON
BEHALF OF ALL OTHERS SIMILARLY SITUATED,                  :
                                                          :  INDEX NO. 109041/02
                                        PLAINTIFF,
                                                          :  IAS PART 53
                  - AGAINST -
                                                          :  JUSTICE RAMOS
REGISTER.COM, INC., AND DOES 1-100, INCLUSIVE
                                                          :
                                        DEFENDANTS.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - X

                            STIPULATION AND AGREEMENT
                          OF COMPROMISE AND SETTLEMENT

     IT IS STIPULATED AND AGREED by plaintiff Brian Wornow ("Wornow") and defendant Register.com, Inc. ("Register.com"), subject to the approval of this
Court, that the class action allegations asserted in the above-referenced action
(the "Action") are withdrawn without prejudice, or settled, as provided for herein. IT IS FURTHER STIPULATED AND AGREED by Wornow and Register.com that, subject to the approval of the Court, Wornow's individual allegations asserted herein are dismissed with prejudice in accordance with the terms and conditions set forth herein, and that the parties will execute a mutual release of all actual or potential claims against one another.

1.       BACKGROUND

     1.1 Register.com is an Internet domain registrar, i.e., it acts as a sponsor of domain name applications submitted by persons seeking to register particular Internet domain names.

     1.2 Plaintiff Brain Wornow is an individual residing in New York, New York.
From December 1999-May 2001, Wornow used Register.com's services to register a number of Internet domain names.

     1.3 On or about January 4, 2001, Register.com amended its Services
Agreement to reflect, inter alia, the fact that it had implemented a service whereby domain names registered in certain top level domains using
Register.com's services would be automatically renewed ("SafeRenew") unless the customer opted out of the service.

     1.4 Plaintiff filed the Complaint herein on May 2, 2002, challenging the
SafeRenew service as violative of New York General Obligations Law Section 5-903
(Count I) (requiring in-person or certified-mail notice before contracts pertaining to real or personal property may be renewed automatically), as a breach of contract (Count II); and claiming refunds and damages on the theories of money had and received (Count III) and unjust enrichment (Count IV).

     1.5 On September 6, 2002, Register.com filed a motion to dismiss the
Complaint in its entirety.

     1.6 On April 17, 2003, the Court issued an Opinion granting in part and denying in part Register.com's motion to dismiss. Specifically, the Court dismissed Count I (declaratory judgment) and Count II (breach of contract) upon finding that domain names are not real or personal property that are subject to
Section 5-903, but denied the motion as to Count III and Count IV (the
"Remaining Causes of Action") on the ground that Services Agreements that were executed before January 4, 2001, did not contain an automatic-renewal provision, hence the

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Remaining Causes of Action could only apply to those putative class members who registered a domain name before January 4, 2001.

     1.7 On May 15, 2003, Plaintiff filed an Amended Complaint asserting three additional causes of action: (1) violation of New York General Business Law ss.
349, (2) conversion, and (3) breach of the implied covenant of good faith and fair dealing. On June 9, 2003, Register.com filed a motion to dismiss the three new causes of action.

     1.8 On February 19, 2004, the Court issued an Opinion granting
Register.com's motion, dismissing the three new causes of action.

     1.9 Plaintiff timely appealed the Court's dismissal of five of his causes of action to the Appellate Division, First Department; Register.com did not
appeal the Court's denial of its motion to dismiss the Remaining Causes of
Action. On June 8, 2004, the Appellate Division unanimously affirmed this
Court's dismissal as to all five.

     1.10 The parties have vigorously litigated their respective positions in connection with all aspects of this litigation, including, but not limited to, the following:

          1.10.1 two motions to dismiss filed by Register.com;

          1.10.2 a motion for protective order, by Register.com, pertaining to written discovery that Plaintiff propounded;

          1.10.3 a consolidated appeal by Plaintiff of the dismissal of five causes of action;

          1.10.4 two motions by Plaintiff to stay class-certification proceedings (in IAS Part 53 and before the Appellate Division);

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          1.10.5 a motion for clarification by Plaintiff of a decision granting
     Plaintiff's motion to stay class-certification proceedings;

          1.10.6 participation in discovery-related conferences (in court and by telephone conference with the Court);

          1.10.7 propounding and analyzing the responses to two sets of interrogatories and two sets of requests for production of documents that
     Plaintiff propounded;

          1.10.8 analysis of all issues pertaining to the certification of the case to proceed as a class action;

          1.10.9 the deposition of the representative Plaintiff;

          1.10.10 the depositions of Register.com representatives.

     1.11 After more than two years of litigation in view of the foregoing, and after careful analysis, discussion, and deliberation, the parties are thoroughly familiar with the factual and legal issues presented by their respective claims and defenses, and recognize the uncertainties of the ultimate outcome of this litigation. In light of the substantial expense, inconvenience, and distraction of continued litigation of the Remaining Causes of Action, the parties wish to resolve the lawsuit expeditiously, based on the Remaining Causes of Action, on the terms and conditions set forth herein, subject to Court approval, which apply to a class of Register.com customers as described below.

     1.12 The parties have explored the issues on numerous occasions in light of the posture of the litigation and in light of the facts obtained in discovery, including the production of a substantial volume of documents, in substantive responses to written interrogatory requests provided by Register.com, and in depositions taken by both parties. In reaching this Stipulation and

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Agreement of Compromise and Settlement ("Agreement"), the parties have engaged in extensive arms-length negotiations and discussions.

     1.13 The parties agree that the "Settlement Class" consists of Register.com customers who (i) registered a domain name using Register.com's services prior to January 4, 2001 ("Registration"), (ii) had at least one Registration renewed via the SafeRenew service, and (iii) did not want their Registration(s) renewed, and (iv) did not subsequently use the domain name(s) that were the subject of the Registration(s).

     1.14 The parties agree that domain names "used" following an automatic renewal shall be outside of the scope of the proposed settlement. "Use," for the purposes of this Agreement, is defined as the following categories (as reflected by Register.com's records):

          1.14.1 changing the domain name server associated with the domain name
     Registration;

          1.14.2 proactively renewing a domain name Registration after it has been automatically renewed;

          1.14.3 pointing the domain name to an Internet protocol address;
     1.14.4 establishing or maintaining a website;

          1.14.5 using the domain name to send or receive e-mail;

          1.14.6 transferring the Registration to a registrar other than
     Register.com;

          1.14.7 purchasing any additional services from Register.com in connection with the domain name; or

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          1.14.8 changing the contact information associated with the domain name registration (collectively, the "Excluded Use Categories").

     1.15 The parties agree that Registrations of a domain names for any defensive, speculative, or other passive purpose shall also constitute "use," as long as the registrant's intent was to retain the domain name in active status.

     1.16 The parties further agree that any domain name Registration as to which the Register.com customer protested its renewal and received a credit, chargeback, or refund for said domain name is excluded from the Settlement
Class.

     1.17 The parties agree promptly to seek Court approval for the settlement provided for herein at a fairness hearing (described in Section 2.1).

     1.18 By entering into this Agreement, Register.com does not admit any improper or unlawful conduct on its part, or concede that it is liable to Wornow or any putative class member. By participating in a settlement class, which resolves disputed issues of fact and law by agreement, Register.com does not concede that any a class action could properly be maintained under the CPLR to resolve disputed issues through litigation.

2. SETTLEMENT TERMS

     2.1 Notice. To satisfy the notice requirements of CPLR 908, Register.com will identify all customers who registered a domain name prior to January 4,
2001, where said domain name (i) was renewed via the SafeRenew service, (ii) did not result in a chargeback, credit, or refund, and (iii) did not fall within one of the Excluded Use Categories ("Potential Settlement Class Members").
Register.com (through the services of an outside vendor, e.g., a claims administrator with experience in implementing class action settlements) will provide each

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Potential Settlement Class Member with notice of (i) the background facts regarding the action, (ii) the fact that class action allegations asserted in the Action are being withdrawn without prejudice with respect to any Potential
Settlement Class Member who does not participate in the settlement, (iii) the terms of the proposed class settlement, and (iv) the date on which the Court will hold a hearing on the fairness, reasonableness, and adequacy of the
Settlement Agreement (the "Fairness Hearing"). This "First Notice" will be in a form substantially in the form set forth in Exhibit A, and the cost of said
Notice and all subsequent notices (as described below) and of administering the settlement will be borne entirely by Register.com.

          2.1.1 The First Notice will initially be transmitted by an outside vendor (the "Claims Administrator") within thirty (30) days from the
     Court's authorization to send such Notice, via e-mail to the most current
     e-mail addresses Register.com has on file in its records for each Potential
     Settlement Class Member.

          2.1.2 In the event that any e-mail transmission containing the First
     Notice is returned to the Claims Administrator as "undeliverable,"
     Register.com will, within 30 days of learning of such undeliverable status, cause the First Notice to be sent to each such Potential Settlement Class
     Member via U.S. first class mail to the most current mailing address
     Register.com has in its records for each such customer.

     2.2 The parties will move the Court to approve the sending of the First
Notice to inform Potential Settlement Class Members of the settlement and the
Fairness Hearing.

     2.3 An officer of Register.com will certify to the Court that the list of
Potential Class Members entitled to said First Notice is accurate.

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     2.4 After the Fairness Hearing, assuming Court approval of the settlement set forth in this Agreement, Register.com will cause the "Second Notice" to be sent to each Potential Settlement Class Member informing them how to file a
Proof of Claim, in the form attached hereto as Exhibit B.

          2.4.1 The Second Notice will be transmitted by the Claims
     Administrator via e-mail to deliverable e-mail addresses (as identified through the procedures described with respect to the First Notice in
     Paragraphs 2.1.1 and 2.1.2) not later than 30 days after Court approval of the settlement.

          2.4.2 With respect to customers whose e-mail addresses were determined to be "undeliverable" by way of the First Notice mailing, Register.com will cause the Second Notice to be sent via U.S. first class mail to the most current mailing address Register.com has in its records for each such associated customer.

          2.4.3 The Second Notice will contain instructions informing Potential
     Settlement Class Members how to file a Proof of Claim and Release for each eligible domain name registration. To claim a refund, a Potential
     Settlement Class Member who has received the Second Notice by e-mail may submit an electronic Proof of Claim and Release through a designated website appearing on the Second Notice, which will constitute a signed certification stating that the customer did not use the domain name, actively or passively, after renewal and stating that the customer did not want the domain name to be renewed via SafeRenew. Potential Settlement
     Class Members who receive the Second Notice by regular mail must claim a refund by signing the form that accompanies the Second Notice, which certifies that the customer did not use the domain name, actively or passively, after renewal and did not want the domain name

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     to be renewed via SafeRenew and return the executed certification to the
     Claims Administrator by mail. All claim forms must be submitted within ninety (90) days of the date on which the Second Notice is distributed (the
     "Claims Period").

          2.4.4 Potential Settlement Class Members who timely submit a Proof of
     Claim will, upon their receipt of a refund check, release Register.com from all claims that were or could have been brought in this lawsuit relating to the SafeRenew program, and acknowledge that the Registration(s) for the domain name(s) with respect to which the refund is being given will be cancelled and become available for registration by third parties.

               2.4.4.1 Register.com reserves the right to petition the Court to treat the cy pres distribution of funds as entitling it to a release by all Potential Settlement Class Members. If Register.com decides to exercise its right to petition the Court, the First Notice will be revised to reflect Register.com's decision in that regard, and to provide class members with the right to opt out of the class and to be heard concerning the petition.

               2.4.4.2 The parties agree that, to ensure that Register.com's petition does not delay the date set by the Court for the Fairness
          Hearing, the First Notice will be revised and sent no later than five
          (5) business days from the Court's authorization for the distribution of the First Notice.

     2.5 Brian Wornow agrees not to appeal from the Appellate Division's June 8,
2004 decision.

     2.6 The parties will provide one another with a mutual general release in the form set forth in Exhibit C.

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     2.7 For the benefit of Potential Settlement Class Members submitting a timely Proof of Claim, Register.com will be responsible for creating a fund of two million dollars ($2,000,000) to be used to pay all properly submitted refund claims to Settlement Class Members as well as Court-approved attorneys' fees and litigation expenses incurred by Class Counsel (the "Initial Settlement Fund").
Upon issuance of a check mailed to an address designated in a Proof of Claim,
Register.com will be authorized to cancel the associated domain name registrations and cause such registrations to be deleted from the applicable registry.

          2.7.1 If, after the expiration of the Claims Period, a balance remains in the Initial Settlement Fund, such balance shall, within 60 days of the expiration of the Claims Period, be distributed cy pres to one or more charitable organizations proposed by Plaintiff and Class Counsel and approved by the Court. Plaintiff and Class Counsel shall identify to the
     Court at least three potential recipients of the cy pres funds.

          2.7.2 If the Initial Settlement Fund is exhausted on or before the expiration of the Claims Period, Register.com shall be obligated to pay no more than an additional three-hundred and fifty-thousand dollars ($350,000)
     to cover the cost of refunds for properly submitted Proof of Claims by
     Settlement Class Members above the amounts covered by the Initial
     Settlement Fund. If the Proof of Claims exceed the full available funds for payment to Settlement Class Members, the refunds shall be paid to eligible
     Settlement Class Members on a pro rata basis within 60 days of the expiration of the Claims Period.

     2.8 Register.com agrees that it will not oppose or take any position, at the trial or appellate level, that would undermine Class Counsel's petition for fees and costs, which shall not exceed six-hundred thousand ($600,000) dollars
(30% of the Initial Settlement Fund)

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("Attorneys' Fees and Expenses"). The amounts approved by the Court for
Attorneys' Fees and Expenses shall be paid from the Initial Settlement Fund.
Register.com shall pay the award of Attorneys' Fees and Expenses within 10 business days following the Court's final approval of the settlement by wire transfer to the business account held by Fazio & Micheletti LLP at Franklin
Templeton Savings, San Mateo, California.

     2.9 As described in Section 2.1.1, Register.com will retain an independent
Claims Administrator which will distribute all notices and collect all Proof of
Claim and Releases submitted by Potential Settlement Class Members. The Claims
Administrator will use the criteria set forth in the Settlement Agreement and the Second Notice to determine the validity and eligibility of submitted Proof of Claims. If the Claims Administrator determines that a submitted Proof of
Claim should be rejected based on those criteria, it will contact the claimant of the rejected Proof of Claim, by e-mail (or by regular mail as the Claims
Administrator reasonably determines is necessary to ensure that the Potential
Class Member actually receives the notice of rejection) to inform the Potential
Settlement Class Member of the rejection and the reason for a rejection. If a
Proof of Claim is rejected, the Claims Administrator will so inform the
Potential Settlement Class Member who shall be afforded a reasonable opportunity to challenge the rejection and/or to correct technical errors in the Claim Form during the Claims Period. Should the Potential Settlement Class member receive the notice of rejected claim(s) on a date that does not reasonably allow him or her to correct the technical error before the Claims Period expires, the Claims
Administrator shall exercise reasonable discretion to allow the Potential Class
Member to make such corrections notwithstanding the expiration of the Claims
Period, but no later than five (5) business days after the close of the Claims
Period.

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          2.9.1 At the close of the Claims Period, the Claims Administrator will provide a report to counsel for the parties (the "Report"), setting forth the number of claims received, the total amount of refunds requested, the number of claims rejected, and the reason or reasons for such rejections.

          2.9.2 If Class Counsel believes in, its reasonable judgment, that the
     Report reveals the possibility of non-compliance with the Settlement
     Agreement, or that the Report is unsatisfactory, Class Counsel may within twenty (20) business days of receiving the Report, file a formal objection to the Report with the Court. The provisions of this subparagraph notwithstanding, should Class Counsel reasonably determine that it is necessary to petition the Court in connection with the enforcement of the terms of the Settlement Agreement for reasons other than those indicated by the Report, Class Counsel shall in no way be prohibited from doing so.

          2.9.3 If Class Counsel does not file a formal objection to the Report with the Court within the time period provided as herein, the Claims
     Administrator shall thereafter begin the refund distribution. In the event of a formal objection by Class Counsel, refund distribution will not commence until the Court rules on the objection.

          2.9.4 On a bi-monthly basis, the Claims Administrator will provide
     Class Counsel with an updated summary of (a) submitted Proof of Claim and
     Releases, (b) any rejections made by the Claims Administrator, and (c) the reasons for such rejections.

     2.10 Settlement Class Members will be entitled to refunds for any and all domain names which satisfy the criteria set forth above in Sections 1.12, 1.13,
1.14, and 1.15,

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and Register.com will distribute refund checks within 60 days of the expiration of the Claims Period, as discussed in this Section 2.

     2.11 In the event this Agreement is terminated pursuant to Section 3,
Register.com's obligation to perform its obligations set forth in this Section 2 shall be void.

     2.12 Following execution of this Agreement, the parties shall promptly apply for the Court's approval of the Agreement and the scheduling of the
Fairness Hearing with the proposed Order in the form attached hereto as Exhibit
D.

     2.13 The Fairness Hearing shall be held in Supreme Court of the State of
New York, New York County, Commercial Division, IAS Part 53 (Justice Ramos) at
60 Centre Street, New York, New York at 9:30 A.M. on _________________, 2004
(date to be determined by the Court).

     2.14 If the Court approves the settlement provided for in this Agreement,
Register.com shall have the right to apply to the Court for approval of the actual disbursement of refund sums and/or cy pres payments. After the completion of the disbursement process, the parties shall move the Court for final dismissal of this Action, with the entry of the proposed Order attached hereto as Exhibit E.

3. MODIFICATION OR TERMINATION OF THIS AGREEMENT

     3.1 The terms and provisions of this Agreement may be amended, modified or expanded only by signed written agreement of the parties hereto, for the purpose of effectuating its terms, subject to subsequent approval by the Court.

     3.2 This Agreement shall terminate at the sole option and discretion of
Wornow or Register.com if the Court rejects, modifies or denies approval of any portion of this

                                       13

Agreement that the terminating party in its discretion reasonably determines is material. The terminating party must exercise the option to withdraw from and terminate this Agreement, as provided in this subsection, no later than ten (10)
business days after receiving notice of the event prompting the termination.

     3.3 Register.com shall have the option to terminate this Agreement upon written notice at any time prior to the final Court approval of the proposed settlement in the event that it is named as a defendant in any other putative class action lawsuit which is brought by or with the assistance of Class
Counsel, challenging Register.com's SafeRenew service based on the facts asserted in the present Action ("Subsequent Action"). The purpose of this provision is to ensure that Register.com is not forced to relitigate the issues in this Action in the context of another lawsuit that is initiated by or at the behest of Class Counsel; it is not intended to provide Register.com with a basis for withdrawing from this Agreement if a lawsuit is brought against Register.com based on different facts.

     3.4 If this Agreement is terminated pursuant to any of the subsections above, then:

          3.4.1 This Agreement shall be null and void and shall have no force or effect, and no party shall be bound by any of its terms.

          3.4.2 This Agreement and all negotiations, statements and proceedings relating to it shall be without prejudice to the rights of any party, each of whom shall be restored to their respective positions existing immediately before execution of this Agreement.

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          3.4.3 Register.com expressly and affirmatively reserves all defenses, arguments, and motions as to all causes of action that have been or might later be asserted in the Action or any other action, including the argument that the Action or any other action may not be litigated as a class action.

          3.4.4 Wornow expressly and affirmatively reserves all claims and related motions that have or could have been asserted in the Action or in any other action, including, without limitation, any argument concerning class certification.

          3.4.5 Neither this Agreement, nor the fact of its having been made, shall be admissible or entered into evidence for any purpose whatsoever.

4.       AUTHORITY

     4.1 Each of the attorneys executing the Agreement on behalf of one or more of the parties hereto warrants and represents that he or she has been duly authorized and empowered to execute this Agreement on behalf of her/his respective client or clients.

     4.2 Class Counsel has discussed this settlement Agreement with Mr. Wornow, as well as the strengths and shortcomings of the various remaining causes of action in this Action and represents that Mr. Wornow understands the merits of the remaining causes of action, believes the settlement to be in the best interests of himself and the Potential Settlement Class Members and has authorized Class Counsel to execute this Agreement on behalf of himself and
Potential Settlement Class Members.

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5.       MISCELLANEOUS PROVISIONS

     5.1 The parties and their counsel shall take all steps contemplated by the
Agreement to effectuate the settlement on the stated terms and conditions, and to obtain approval of this Agreement. Register.com agrees not to oppose the petition for an award of Attorneys' Fees and Expenses to Class Counsel as described in Paragraph 2.8 of this Agreement.

     5.2 Notwithstanding section 3.2 or any other provision in this Agreement, the time period and/or dates described in this Agreement with respect to Notice and the Fairness Hearing are subject to approval and/or change by an order of the Court or by the written agreement of Class Counsel and counsel for
Register.com, without notice to Potential Settlement Class Members.

     5.3 If the date for performance of any act required by or under this
Settlement falls on a Saturday, Sunday, or Court holiday, that act may be performed on the next business day with the same effect as if it had been performed on the day or within the period of time specified by or under this
Agreement.

     5.4 This Agreement, complete with its Exhibits, sets forth the sole and entire agreement between Wornow and Register.com with respect to its subject matter, and may not be altered, modified, or amended except by written instrument executed by Wornow and Register.com. The parties warrant and agree that no promise, agreement or representation not expressed herein has been made to them, and that in deciding to enter into this Agreement they rely solely upon their own judgment and knowledge.

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     5.5 This Agreement, including its Exhibits, supersedes any prior agreement, understanding, or undertaking (written or oral) by and between the parties regarding the subject matter of this Agreement.

     5.6 No prior draft of this Agreement, nor any negotiations or proceedings in pursuit of this Agreement, nor any parol or other evidence shall be offered or received as evidence to explain, construe, interpret, contradict or clarify the Agreement's terms, the intent of the parties or their counsel, or the circumstances under which the Agreement was made or executed.

     5.7 Neither Wornow nor Register.com shall be deemed to be the drafter of this Agreement or of any particular provision thereof, nor shall they argue that any particular provision should be construed against its drafter or otherwise resort to the contra proferentem canon of construction.

     5.8 If any provision, paragraph, section, or other portion of this
Agreement is found to be void, all remaining portions of this Agreement shall remain in effect and be binding upon mutual agreement of Wornow and
Register.com, subject to the limitations set forth in Section 3.2 above.

     5.9 The parties expressly acknowledge and agree that this Agreement and its
Exhibits, along with all related drafts, motions, pleadings, conversations, negotiations and correspondence, constitute an offer to compromise and a compromise within the meaning of Federal Rule of Evidence 408 and any equivalent rule of evidence of any State. In no event shall the Agreement, any of its provisions or any negotiations, drafts, statements or court proceedings relating to its provisions in any way be construed, offered or received into evidence as an

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admission of the validity of any claim or any fact alleged by Wornow in this
Action or in any pending or subsequently-filed action, of any wrongdoing, fault, violation of law, or liability of any kind on the part of Register.com, including each of its past, present and future stockholders, parents (including intermediate and ultimate parents), subsidiaries, affiliates, divisions, predecessors, successors and assigns; each of its past, present, and future officers, directors, agents, employees, servants, attorneys, underwriters and insurers; each of its past, present and future vendors, including all wholesale and/or retail distributors of Register.com's services, advertising agents, public relations agents, and media consultants; and any other person or legal entity in privity with any of them ("Released Parties"), or an admission by them of any claim or allegation made in this Action or in any action, nor as an admission by Wornow or any putative class member of the validity of any fact or defense asserted against them in this Action or in any action.

     5.10 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective estates, heirs, successors and assigns. This
Agreement shall not expand the rights of any persons or entities who are not parties hereto or Released Parties, and no person or entity who is not a party to this Agreement or a Released Party shall acquire any rights hereunder, whether as a purported third-party beneficiary or otherwise.

     5.11 This Agreement and any amendments thereto shall be governed by and interpreted according to the laws of the State of New York, excluding its conflicts of laws provisions.

     5.12 Any action to enforce this Agreement shall be commenced and maintained only in the Supreme Court, New York County. The Court shall retain jurisdiction over the

                                       18

implementation, administration, and conduct of the settlement and the interpretation, construction, and enforcement of this Agreement. To the extent that Class Counsel becomes involved in litigation pertaining to the enforcement of this Agreement, nothing in this Agreement shall be deemed to (1) preclude
Class Counsel from petitioning the Court for an award of fees and expenses, from the opposing party, relating to such litigation, or (2) preclude Register.com from advancing any position it believes appropriate with respect to such an application.

     5.13 The parties reserve the right, subject to the Court's approval, to make any reasonable extensions of time that might be necessary to carry out any of the provisions of this Agreement.

     5.14 The waiver by one party of any breach of this Agreement by another party shall not be deemed a waiver of any prior or subsequent breach of this
Agreement.

     5.15 If one party to this Agreement considers another party to be in breach of its obligations under this Agreement, that party must provide the breaching party with notice of the alleged breach in writing and provide a reasonable opportunity to cure the breach before taking any actions to enforce any rights under this Agreement.

     5.16 All documents in connection with this Agreement and the proceedings contemplated herein shall be delivered by first class mail or overnight courier delivery service, addressed to the respective parties at the addresses set forth below. Documents addressed to Defendant shall be provided to:

                            General Counsel
                            Register.com, Inc.
                            575 Eighth Avenue, 8th Floor
                            New York, NY 10018

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with a copy to:
                                    Kenneth A. Plevan, Esq.
                                    Skadden, Arps, Slate,
                                      Meagher & Flom LLP
                                    4 Times Square
                                    New York, New York  10036

Documents addressed to Wornow shall be provided to:

                                    Jeffrey L. Fazio, Esq.
                                    Fazio & Micheletti LLP
                                    1900 South Norfolk Street
                                    Suite 350
                                    San Mateo, California  94403

     5.17 Following the final dismissal of the Action, Wornow and his counsel, upon the request of Register.com, shall promptly return or destroy all documents
(and all copies of such documents in whatever form made or maintained) produced by Register.com in this Action.

     5.18 Except as otherwise specifically addressed in this Agreement, no party shall be liable for any costs or expenses incurred by or on behalf of another party in connection with this Agreement and the actions contemplated hereby.

     5.19 Prior to the final approval and settlement of the Agreement, the parties agree not to conduct public interviews, contact any media outlet, or publish or issue any public press release regarding the Action or this
Agreement.

     5.20 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                       20

Thus executed on the dates indicated below.

                               ON BEHALF OF WORNOW

Date:    July 30, 2004

/s/ Jeffrey L. Fazio, Esq.
--------------------------
Jeffrey L. Fazio, Esq.
Fazio & Micheletti LLP
1900 South Norfolk Street
Suite 350
San Mateo, California  94403

                                       21

                             ON BEHALF OF DEFENDANT

Date:    July 30, 2004

/s/ Peter Forman
Peter Forman
President & CEO
Register.com, Inc.
575 Eighth Avenue
New York, New York  10018

                                       22

                                    EXHIBIT A
                                 "FIRST NOTICE"

                              [September ___, 2004]

         NOTICE OF PROPOSED CLASS ACTION SETTLEMENT AND FAIRNESS HEARING

     This notice ("Notice") is directed to certain Register.com customers who registered domain names prior to January 4, 2001 which were later automatically renewed. This Notice relates to the proposed settlement of a class action lawsuit ("Lawsuit") against Register.com, as explained below.

                       THIS NOTICE MAY AFFECT YOUR RIGHTS
                            PLEASE READ IT CAREFULLY

     Please read this Notice carefully as you may be entitled to a refund of domain name renewal fees you paid to Register.com. To be eligible for a refund, you must meet all of the following conditions:

      o   You registered a domain name before January 4, 2001.

      o   Your domain name was automatically renewed by Register.com without your express authorization and your credit card was charged.

      o   You did not want the domain name renewed.

      o   You did not use (as "use" is defined in Section 3 below) the domain name in any fashion after it was automatically renewed.

      o   You have not previously received a refund for the renewed domain name.

     Those who satisfy each of these criteria, which are set forth in more detail in Section 3, below, will be deemed "Settlement Class Members."

                                       1

     Register.com will be requesting the Court to approve a release that will bar all future class action lawsuits asserting any of the claims asserted in the
Complaint in this lawsuit (i.e., claims that pertain to the automatic renewal of domain names registered before January 4, 2001). This release will not bar individual claims for those who do not request any refund under this settlement.
If you wish to preserve any legal claim you may have against Register.com relating to the automatic renewal of domain names that were registered before
January 4, 2001, and not have this proceeding cover you personally, you may choose to opt out of the Proposed Class as discussed in Section 5 below.
However, remaining in the Settlement Class does not guarantee you will receive a refund.

                                   BACKGROUND

1. DESCRIPTION OF THE LAWSUIT

  COUNSEL FOR THE PARTIES HAVE PREPARED THIS DESCRIPTION OF THE LAWSUIT AND THE
  SETTLEMENT. THE COURT HAS MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND
       THIS NOTICE IS NOT AN EXPRESSION BY THE COURT OF FINDINGS OF FACT.

     Register.com, Inc. ("Register.com") is an Internet domain name registrar, and provides a variety of Internet-related services. In January 2001,
Register.com initiated a service called "SafeRenew" which automatically renewed domain names registered through Register.com for the term of one year.

     The Plaintiff in this Lawsuit, Brian Wornow, registered a series of domain names, many of which were automatically renewed by the SafeRenew service upon their expiration. The

                                       2

initial Complaint, dated May 2, 2002, contained four causes of action and an
Amended Complaint added three new causes of action. Each cause of action was based on the same basic allegations: that Register.com's automatic renewal of domain name registrations under its management occurred without the registrants'
express authorization.

     Register.com prevailed on successive motions to dismiss five of these causes of action, and the dismissal has subsequently been upheld by the
Appellate Division.

     The remaining causes of action were based on the legal theories of "monies had and received" and unjust enrichment. The Lawsuit was proceeding into the class action certification phase when the parties reached the settlement, described below, which is subject to Court approval.

2. TERMS OF SETTLEMENT

     After months of arm's length negotiations, Plaintiff and Register.com reached a proposed Stipulation and Agreement of Compromise and Settlement
("Settlement Agreement"), which they believe is fair, reasonable, and adequate, and in the best interests of the Settlement Class. The essential terms of the proposed Settlement are as follows:

      1.  Register.com will create a $2,000,000 fund (the "Fund") for the purpose of providing refunds to Settlement Class Members.

      2.  If the refund claims exceed the amount available from the Fund,
          Register.com has agreed to provide up to an additional $350,000 to the
          Fund.

      3.  If the refund claims exceed the total availability of the Fund (i.e., the initial $2,000,000 plus the additional $350,000), class members will not receive full refunds, but rather refunds will be distributed on a pro-rated basis.

      4.  In the event the Fund is not depleted in the ninety (90) days during which Settlement Class Members may request refunds, the remainder of the Fund

                                       2

          will be distributed to one or more charitable organizations suggested by Class Counsel and approved by the Court.

      5.  If the Court approves the Settlement, Register.com customers eligible to receive refunds will have the right to receive notice of available refunds and to submit a "Proof of Claim" to receive such refunds.

      6.  Any customer who receives a refund check after submitting a Proof of
          Claim will release Register.com from any liability relating to the automatic renewal of domain names registered prior to January 4, 2001.

      7.  Register.com has agreed not to oppose a petition for an award of attorney fees and litigation expenses by Class Counsel in an amount not to exceed $600,000, to be paid from the Fund, but the final amount will be determined by the Court.

3. DEFINITION OF THE SETTLEMENT CLASS

     The Settlement applies only to Settlement Class Members. For the purposes of the settlement, "Settlement Class Members" are defined as Register.com customers who (i) registered a domain name using Register.com's services prior to January 4, 2001, (ii) had said registration renewed via the SafeRenew service, and (iii) did not want said domain name renewed, and (iv) did not subsequently use the renewed domain name in any way.

     If any of the following activities, as reflected in the business records of
Register.com, were associated with a domain name after renewal, then the domain name will be deemed to have been "used" and not be eligible for a refund:

      1.  changing the domain name server associated with the domain name registration;

      2.  proactively renewing a domain name after it has been automatically renewed;

      3.  pointing the domain name to an Internet protocol address;

      4.  establishing or maintaining a website;

                                       4

      5.  using the domain name to send or receive e-mail;

      6.  purchasing any additional services from Register.com in connection with the domain name registration;

      7.  changing the contact information associated with the domain name registration; or

      8.  transferring the domain name registration to a registrar other than
          Register.com.

     In addition, a domain name held during the one-year period following each automatic renewal for any defensive or speculative purpose, or otherwise to retain passive registration, is not eligible for a refund.

     If you made any use of your domain name, including a passive, defensive, or similar use, then you are not eligible for refund with regard to that particular domain name. Further, if you requested and received a refund already for the renewal of any domain name, that domain name is not eligible for another refund now. The claim form you will receive will ask each potential Settlement Class
Member whether he or she wanted and used domain name registrations which were automatically renewed.

4. YOUR OPTIONS

                  The Judge in this Lawsuit has scheduled a hearing to assess the fairness of the Settlement ("Fairness Hearing"), which is scheduled to take place on December 2, 2004, at 11:00 a.m. You have the following options with regard to this Fairness Hearing:

      1.  You may submit a letter to the Court expressing your views (approval or disapproval) of the Settlement. If you choose to file a written objection, it must state the case name and number (Wornow v.
          Register.com, Inc., Case No. 109041/02), the grounds for your objection and your full name and address, and your objection must be filed with the Clerk of the Court, 60 Centre Street, New York, NY,
          10007 with a copy to Class Counsel and the Claims Administrator. SUCH
          OBJECTIONS MUST BE RECEIVED

                                       5

          IN ADVANCE OF THE HEARING. If you mail an objection to the Settlement, then you bear the risk of any problems with the mails.

      2.  You may appear in Court on the date of the Fairness Hearing for the purpose of expressing your views about the Settlement.

      3.  You may hire your own attorney.

      4.  You may do nothing, in which case your interests as a potential Class
          Member will be represented by Class Counsel.

      5.  You may opt out of the settlement, as described below.

     If the Court approves the Settlement after the Fairness Hearing, a second
Notice will be sent to you detailing the procedure to claim a refund.

5. IF YOU WANT TO PRESERVE ANY LEGAL CLAIMS YOU MAY HAVE

     If you want to preserve any legal claim you may have against Register.com relating to the automatic renewal of domain names, and not have these proceedings cover you personally, you must submit a written "Request For
Exclusion" to the Claims Administrator either via the Internet or regular U.S.
mail. Please note, however, remaining in the Settlement Class does not guarantee you will receive a refund.

     If opting-out by the Internet, please click on the following link
_____________ and follow the instructions. If via U.S. mail, please print this notice, then clip and mail the form provided at the end of this notice to the following address:

                         [CLAIMS ADMINISTRATOR ADDRESS]

TO BE VALID, ALL OPT-OUT FORMS MUST BE E-MAILED OR POSTMARKED NO LATER THAN
NOVEMBER 16, 2004. IF YOU ELECT TO USE THE MAILS TO OPT OUT, YOU BEAR THE RISK
OF ANY PROBLEM WITH THE MAILS.

                                       6

6. WHAT IS A CLASS ACTION?

                  Class actions are lawsuits in which the claims and rights of many people are decided in a single court proceeding. One or more specific plaintiffs are named in the lawsuit to assert the claims of others whose claims are the same or very similar to the claims of the named plaintiff(s). The unnamed plaintiffs are called "class members." A class action allows a large number of similar claims to be resolved in a single proceeding, and thereby avoids the necessity for a large number of people to file similar individual lawsuits. Because individual class members' claims are usually relatively small, the class action device makes it economically feasible to prosecute them; when all class members are represented in one proceeding, the attorney fees and the costs of prosecuting the claims are shared by the entire group of class members.

7. EFFECTS ON YOU

     Anyone who is eligible to receive a refund and properly applies for one will receive part or all of the total renewal fee charged. If the total amount of refund applications exceeds the amount of money available for refunds from the Fund, then refunds will be distributed on a pro-rated basis.

     Under the Court's rules, any individual who does not receive a refund check will not be considered to release any claims against Register.com unless the
Court decides the circumstances here warrant an exception. The rules of Justice
Ramos are specific in that regard, and are attached to this Notice for your convenience.

                                       7

     If you apply for and receive a refund for a current domain name registration, the registration for that domain name will be cancelled, if currently registered by Register.com, and become available for registration by a third party. Further, you will release Register.com from any potential liability relating to the SafeRenew service.

8. IF YOU ARE ELIGIBLE FOR AND WISH TO RECEIVE A REFUND

     If the Court approves the Settlement at the Fairness Hearing (see Section 9
below) and you are eligible for and wish to receive a refund, you will receive additional instructions about how to submit a claim for a refund. To receive the refund, you will be required to execute a release which will be sent to you with additional redemption information.

9. WHO REPRESENTS THIS SETTLEMENT CLASS?

     The following attorneys represent Brian Wornow and the Settlement Class
("Class Counsel"):

                             Jeffrey L. Fazio, Esq.
                            Dina E. Micheletti, Esq.
                             Fazio & Micheletti LLP
                            1900 South Norfolk Street
                                    Suite 350
                           San Mateo, California 94403
                                www.fazmiclaw.com

                  Class Counsel represents the interests of the Settlement Class in this Lawsuit. Because of the large number of potential Settlement Class
Members, however, it is not possible for Class Counsel to answer individual questions concerning the Settlement. Accordingly, the parties have agreed upon a set of Frequently Asked Questions ("FAQs") that will provide answers to questions concerning the Settlement and more detailed information about
Settlement Class Members' rights and responsibilities. The FAQs will be posted on a website that will be

                                       8

announced in the Second Notice you receive about this
Settlement. You may also hire your own attorneys, at your own expense, to advise you in this matter.

10. FAIRNESS HEARING

     The Court will conduct a Fairness Hearing to determine whether the proposed
Settlement Agreement is fair, reasonable, adequate and in the best interests of the Settlement Class; whether the Settlement Class has been adequately represented by Plaintiff and Class Counsel; and whether an order should be entered approving the proposed Settlement Agreement, and enabling Register.com to commence the refund procedure. At the Fairness Hearing, the Court will be available to hear objections and arguments concerning the fairness of the proposed Settlement.

     The hearing will take place in the courtroom of Justice Charles E. Ramos,
New York County Supreme Court, Commercial Division, IAS Part 53, at 60 Centre
Street, Room 238, New York, NY at 11:00 a.m. on December 2, 2004. The hearing may be postponed to a later date without notice to anyone who has not indicated
their intention to appear at the hearing, as described in Section 4 of this
Notice.

11. THE EFFECT OF A FINAL JUDGMENT

     If the proposed settlement is approved by the Court at the Fairness
Hearing, the Court will authorize Register.com to send a "Second Notice" to
Potential Class Members.

     At the Fairness Hearing, Register.com will request the Court to authorize a release in its favor from all Settlement Class Members. If the Court grants
Register.com's request, the Court's final judgment will bar any further class-action lawsuit arising out of, based upon, or in any way relating to
Register.com's automatic renewal of domain names registered before January

                                       9

4, 2001, and any Settlement Class Members who fail to submit a timely Request for Exclusion will be bound by the orders entered by the Court. If the Court does not grant Register.com's request for a class-wide release, only individuals who actually receive a refund will release their claims against Register.com.

12. WHO CAN HELP WITH ADDITIONAL INFORMATION?

     This Notice's description of the case and of the Settlement is general and does not purport to be a comprehensive description of the Lawsuit, the allegations or transactions related thereto, or the terms of the Settlement. For a more detailed statement of the matters involved in this case, you may inspect the pleadings, the Settlement Agreement, the Orders entered by the Court and the
Appellate Division and other papers filed in the litigation, unless sealed, at the Office of Clerk of the Court, during regular business hours of each business day. They are available for you to inspect and copy (at your cost) at the office of the Clerk of the Court, New York County, 60 Centre Street, New York, NY
during regular business hours. You must bring the name of the case and the case number with you, since the Clerk will not know which case you are referring to otherwise.

    DO NOT TELEPHONE OR ADDRESS ANY QUESTIONS ABOUT THE CASE TO THE CLERK OF
                           THE COURT OR TO THE JUDGE.

                They are not permitted to answer your questions.

     THE COURT EXPRESSES NO VIEW AS TO THE MERITS OF ANY CLAIMS OR DEFENSES
                    ASSERTED BY ANY PARTY TO THE COMPLAINT.

Dated:  September __, 2004
                                          By Order of the Supreme Court of the
                                          State of New York, County of New York

                                       10

                          Wornow v. Register.com, Inc.
                     N.Y. Supreme Court Index No. 109041/02

                                 OPT-OUT REQUEST

            (TO BE USED ONLY IF OPT-OUT REQUEST IS SENT BY U.S. MAIL;
      YOU MAY OPT-OUT VIA THE INTERNET AS INSTRUCTED IN PARAGRAPH 5, ABOVE)

If you wish to opt out of the settlement class in the above-titled action by mail, please print this form, provide the information requested below, and mail to the Claims Administrator at the address provided in Paragraph 5, above.

NAME:
         -----------------------------------------------------------------------
STREET ADDRESS:
               -----------------------------------------------------------------
CITY:
     ---------------------------------------------------------------------------
STATE:               ZIP CODE:               TELEPHONE No.:
      ------------            -------------                ---------------------

By signing below, I understand that (a) I am requesting exclusion from the settlement class in the case identified above, (b) I will not be bound by any judgment in or disposition of this case, (c) I will retain any claims I may have against Register.com relating to the automatic renewal of domain names, and (d)
I will not be eligible to receive any benefits from the settlement of the above-titled action.

                                            ------------------------------------
                                                     (signature)

                                       11

                 GUIDELINES FOR SETTLEMENT OF CLASS ACTION CASES

                                    PART 53

The following are general guidelines for the settlement of Class Actions pending before Justice Ramos. When circumstances warrant, exceptions will be made.

1. All notices to members of the proposed class shall be in plain English. A typical member of the class should be able to easily comprehend each notice.
Class counsel must draft such notices consistent with their professional obligation to fully disclose to their clients the significance of the information provided.

2. The issue of class certification is not a matter for stipulation between the parties unless the settlement is without prejudice as provided below in
Paragraph 3. Otherwise, a finding that certification of the class is appropriate will be made at an adversarial hearing.

3. Defendants shall not be released by members of the class unless the class member accepts the settlement benefit. The failure to opt out will not result in a release. Unless permitted by this Court, the terms of the settlement shall not require the class members to opt out or take other action to preserve an existing right.

4. Where applicable, the procedure to be followed by class members in applying for the settlement benefit shall be simple and shall not require the class member to provide information or documents not required in the first instance to purchase the product or service other than what is reasonably necessary, such as name, address and proof of purchase (if not otherwise determinable from the parties' own records). When practicable, the benefit shall be forwarded to the class members in the manner of an account credit or a refund on a product return.

5. A summary of counsel's application for fees, which shall include the basis and justification for the calculation, shall accompany any notice of proposed settlement. This is required without regard to the source of the fee payment. No fee shall be approved unless it bears a reasonable relationship to the benefit actually accepted by the members of the class and is reasonable in light of the risk to counsel of no recovery. Fee calculations may not be based on the potential value of the settlement; rather, fee awards will be awarded in light of the benefits actually received by class members.

6. The Court may appoint independent counsel to represent the proposed class members on the question of class certification, fees to be awarded class counsel or any other issue where the Court is unable to determine the relative strengths of the parties' positions, or if the settlement raises questions about collusion or the ability of plaintiffs' counsel to represent the interests of the class.

7. The Court will not "preliminarily" approve any settlement prior to the hearing on fairness.

8. A member of the proposed class may object orally at the fairness hearing or in writing without the need to notify counsel or to file written objections prior to the hearing.

9. Notwithstanding Paragraph 1 above, a copy of these rules must be appended to each notice to class members.

                                       12

                                    EXHIBIT B
                                 "SECOND NOTICE"

                               [__________, 200__]
             NOTICE OF CLASS ACTION SETTLEMENT AND REFUND REDEMPTION

                       THIS NOTICE MAY AFFECT YOUR RIGHTS
                            PLEASE READ IT CAREFULLY

     This notice ("Second Notice") is directed to certain Register.com customers who registered domain names prior to January 4, 2001 which were later automatically renewed. This Second Notice relates to the settlement of a class action lawsuit ("Lawsuit") against Register.com, as explained below, and supplements the notice sent on _______, 2004 ("First Notice").

                           THE SETTLEMENT HAS NOW BEEN
                             APPROVED BY THE COURT.

     Please read this Second Notice carefully as you may be entitled to a refund of domain name renewal fees you paid to Register.com. To be eligible for a refund, you must meet all of the following conditions:

      o   You registered a domain name before January 4, 2001.

      o   Your domain name was automatically renewed by Register.com without your express authorization and your credit card was charged.

      o   You did not want the domain name renewed.

                                       1

      o   You did not use (as "use" is defined in Section 4 below) the domain name in any fashion after it was automatically renewed.

      o   You have not previously received a refund for the renewed domain name.

     Those who satisfy each of these criteria, which are set forth in more detail in Section 3, below, will be deemed "Settlement Class Members."

                                   BACKGROUND

1. DESCRIPTION OF THE LAWSUIT

  COUNSEL FOR THE PARTIES HAVE PREPARED THIS DESCRIPTION OF THE LAWSUIT AND THE
  SETTLEMENT. THE COURT HAS MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND
   THIS SECOND NOTICE IS NOT AN EXPRESSION BY THE COURT OF FINDINGS OF FACT.

     Register.com, Inc. ("Register.com") is an Internet domain name registrar, and provides a variety of Internet-related services. In January 2001,
Register.com initiated a service called "SafeRenew" which automatically renewed domain names registered through Register.com for the term of one year.

     The Plaintiff in this Lawsuit, Brian Wornow, registered a series of domain names, many of which were automatically renewed by the SafeRenew service upon their expiration. The initial Complaint, dated May 2, 2002, contained four causes of action and an Amended Complaint added three new causes of action. Each cause of action was based on the same basic allegations: that Register.com's automatic renewal of domain name registrations under its management occurred without the registrants' express authorization.

                                       2

     Register.com prevailed on its motion to dismiss five of these causes of action, and the dismissal has subsequently been upheld by the Appellate
Division.

     The remaining causes of action were based on the legal theories of "monies had and received" and unjust enrichment. The Lawsuit was proceeding into the class action certification phase when the parties reached the settlement, described below (the "Settlement"), which was subject to Court approval.

2. FAIRNESS HEARING

                  On December __, 2004, the Court held a "Fairness Hearing"
where the parties presented their opinions on the merits of the Settlement and where potential members of the Class were given the opportunity to express their opinions and objections regarding the lawsuit and the Settlement. The Court has approved the Settlement, and you are now being sent this Second Notice to explain the terms of the Settlement and how to apply for a refund.

3. TERMS OF APPROVED SETTLEMENT

     The essential terms of the Settlement are as follows:

      1.  Register.com will create a $2,000,000 fund (the "Fund") for the purpose of providing refunds to Settlement Class Members.

      2.  If the refund claims exceed the amount available from the Fund,
          Register.com has agreed to provide up to an additional $350,000 to the
          Fund.

      3.  If the refund claims exceed the total availability of the Fund (i.e., the initial $2,000,000 plus the additional $350,000), class members will not receive full refunds, but rather refunds will be distributed on a pro-rated basis.

      4.  In the event the Fund is not depleted in the ninety (90) days during which Settlement Class Members may request refunds, the remainder of the Fund will be distributed to one or more charitable organizations suggested by Class Counsel and approved by the Court.

                                       3

      5.  Any customer who receives a refund check after submitting a Proof of
          Claim will release Register.com from any liability relating to the automatic renewal of domain names registered prior to January 4, 2001.

      6.  Class Counsel petitioned the Court for an award of attorneys' fees and litigation expenses they incurred in this Lawsuit. At the Fairness
          Hearing, the Court approved an award of $_______, which will be paid from the Fund.

4. DEFINITION OF THE SETTLEMENT CLASS

     The Settlement applies only to Settlement Class Members. For the purposes of the settlement, "Settlement Class Members" are defined as Register.com customers who (i) registered a domain name using Register.com's services prior to January 4, 2001, (ii) had said registration renewed via the SafeRenew service, and (iii) did not want said domain name renewed, and (iv) did not subsequently use the renewed domain name in any way.

     If any of the following activities, as reflected in the business records of
Register.com, were associated with a domain name, then the domain name will be deemed to have been "used" and not part of the Class nor eligible for a refund:

      1.  changing the domain name server associated with the domain name registration;

      2.  proactively renewing a domain name after it has been automatically renewed;

      3.  pointing the domain name to an Internet protocol address;

      4.  establishing or maintaining a website;

      5.  using the domain name to send or receive e-mail;

      6.  purchasing any additional services from Register.com in connection with the domain name registration;

                                       4

      7.  changing the contact information associated with the domain name registration; or

      8.  transferring the domain name registration to a registrar other than
          Register.com.

In addition, a domain name registered for any defensive or speculative purpose, or otherwise to retain passive registration, is not part of the class or eligible for a refund.

     If you made any use of your domain name, including a passive, defensive, or similar use, then you are not eligible for refund with regard to that particular domain name. Further, if you requested and received a refund already for the renewal of any domain name, that domain name is not eligible for another refund now.

      5.  WHAT IS A CLASS ACTION?

     Class actions are lawsuits in which the claims and rights of many people are decided in a single court proceeding. One or more specific plaintiffs are named in the lawsuit to assert the claims of others whose claims are the same or very similar to the claims of the named plaintiff(s). The unnamed plaintiffs are called "class members." A class action allows a large number of similar claims to be resolved in a single proceeding, and thereby avoids the necessity for a large number of people to file similar individual lawsuits. Because individual class members' claims are usually relatively small, the class action device makes it economically feasible to prosecute them; when all class members are represented in one proceeding, the attorney fees and the costs of prosecuting the claims are shared by the entire group of class members.

                                       5

6. EFFECTS ON YOU

     Anyone who is eligible to receive a refund and properly applies for one will receive part or all of the total renewal fee charged. If the total amount of refund applications exceeds the amount of money available for refunds from the Fund, then refunds will be distributed on a pro-rated basis.

     Under the Court's rules, any individual who does not actually apply for and receive a refund check will not have released any claims against Register.com.
This is in accordance with the Court's rules which are attached to this Second
Notice for your convenience.

     The Court has granted Register.com's request for a class-wide release that will bar future class action lawsuits based on the issues relating to
Register.com's automatic renewal of domain names registered prior to January 4,
2001. Future claims by individuals who do not actually apply for and receive a refund will not be barred.

     If you apply for and receive a refund for a current domain name, the registration for that domain name will be cancelled, if currently registered by
Register.com, and become available for registration by a third party. Further, you will release Register.com from any potential liability relating to the automatic renewal of domain names registered prior to January 4, 2001.

7. IF YOU ARE ELIGIBLE FOR AND WISH TO RECEIVE A REFUND

     If you are eligible for and wish to receive a refund, please complete the
"Proof of Claim" that accompanies this Second Notice. You must submit a Proof of
Claim electronically (by following the instructions below) or by returning a
Proof of Claim form to [ADDRESS] in order to receive a refund check. Further, you must execute the release attached to the Proof of

                                       6

Claim. If your Proof of Claim form is submitted electronically, you may execute and return the release electronically as well. You must submit a Proof of Claim by [DATE]

8. WHO REPRESENTS THIS SETTLEMENT CLASS?

     The following attorneys represent Brian Wornow and the Settlement Class
("Class Counsel"):

                             Jeffrey L. Fazio, Esq.
                            Dina E. Micheletti, Esq.
                             Fazio & Micheletti LLP
                            1900 South Norfolk Street
                                    Suite 350
                           San Mateo, California 94403

     Class Counsel represents the interests of the Settlement Class in this
Lawsuit. Because of the large number of potential Settlement Class Members, however, IT IS NOT POSSIBLE FOR CLASS COUNSEL TO ANSWER INDIVIDUAL QUESTIONS
CONCERNING THE SETTLEMENT. Accordingly, the parties have agreed upon a set of
Frequently Asked Questions ("FAQs") that will provide answers to questions concerning the Settlement and more detailed information about Settlement Class
Members' rights and responsibilities. The FAQs are posted on the following website: [TO COME]. You may also hire your own attorneys, at your own expense, to advise you in this matter.

9. WHO CAN HELP WITH ADDITIONAL INFORMATION?

     This Second Notice's description of the case and of the Settlement is general and does not purport to be a comprehensive description of the Lawsuit, the allegations or transactions related thereto, or the terms of the Settlement.
For a more detailed statement of the matters involved in this case, you may inspect the pleadings, the Settlement Agreement, the Orders entered by the Court and the Appellate Division and other papers filed in the litigation, unless

                                       7

sealed, at the Office of Clerk of the Court, during regular business hours of each business day. They are available for you to inspect and copy (at your cost)
at the office of the Clerk of the Court, New York County, 60 Centre Street, New
York, NY during regular business hours. You must bring the name of the case and the case number with you, since the Clerk will not know which case you are referring to otherwise.

    DO NOT TELEPHONE OR ADDRESS ANY QUESTIONS ABOUT THE CASE TO THE CLERK OF
                           THE COURT OR TO THE JUDGE.

     They are not permitted to answer your questions.

     THE COURT EXPRESSES NO VIEW AS TO THE MERITS OF ANY CLAIMS OR DEFENSES
                    ASSERTED BY ANY PARTY TO THE COMPLAINT.

Dated:  ______ __, 200__

                                           By Order of the Supreme Court of the
                                           State of New York, County of New York

                                       8

                 GUIDELINES FOR SETTLEMENT OF CLASS ACTION CASES
                                     PART 53

The following are general guidelines for the settlement of Class Actions pending before Justice Ramos. When circumstances warrant, exceptions will be made.

1. All notices to members of the proposed class shall be in plain English. A typical member of the class should be able to easily comprehend each notice.
Class counsel must draft such notices consistent with their professional obligation to fully disclose to their clients the significance of the information provided.

2. The issue of class certification is not a matter for stipulation between the parties unless the settlement is without prejudice as provided below in
Paragraph 3. Otherwise, a finding that certification of the class is appropriate will be made at an adversarial hearing.

3. Defendants shall not be released by members of the class unless the class member accepts the settlement benefit. The failure to opt out will not result in a release. Unless permitted by this Court, the terms of the settlement shall not require the class members to opt out or take other action to preserve an existing right.

4. Where applicable, the procedure to be followed by class members in applying for the settlement benefit shall be simple and shall not require the class member to provide information or documents not required in the first instance to purchase the product or service other than what is reasonably necessary, such as name, address and proof of purchase (if not otherwise determinable from the parties' own records). When practicable, the benefit shall be forwarded to the class members in the manner of an account credit or a refund on a product return.

5. A summary of counsel's application for fees, which shall include the basis and justification for the calculation, shall accompany any notice of proposed settlement. This is required without regard to the source of the fee payment. No fee shall be approved unless it bears a reasonable relationship to the benefit actually accepted by the members of the class and is reasonable in light of the risk to counsel of no recovery. Fee calculations may not be based on the potential value of the settlement; rather, fee awards will be awarded in light of the benefits actually received by class members.

6. The Court may appoint independent counsel to represent the proposed class members on the question of class certification, fees to be awarded class counsel or any other issue where the Court is unable to determine the relative strengths of the parties' positions, or if the settlement raises questions about collusion or the ability of plaintiffs' counsel to represent the interests of the class.

7. The Court will not "preliminarily" approve any settlement prior to the hearing on fairness.

8. A member of the proposed class may object orally at the fairness hearing or in writing without the need to notify counsel or to file written objections prior to the hearing.

9. Notwithstanding Paragraph 1 above, a copy of these rules must be appended to each notice to class members.

                                       9

                           PROOF OF CLAIM AND RELEASE

                              General Instructions

         1. To recover as a Member of the Class based on your claims in the above action (the "Lawsuit"), you must (1) complete the Proof of Claim with your identifying information; (2) date and sign the Release; and (3) return the completed Proof of Claim and signed Release to the Claims Administrator postmarked before _____________; OR submit an electronic Proof of Claim and
Release by clicking here: ________________. If you submit an electronic Proof of
Claim and Release, you must do so before ___________.

         2. If you submit this paper Proof of Claim and Release, mail your completed and signed Proof of Claim and Release, postmarked on or before
_______, to the Claims Administrator at the following address:

[to come]

         3. You must complete ALL parts of this Proof of Claim and Release. THIS
PROOF OF CLAIM MUST BE FILED AND SIGNED BY THE ACTUAL CLASS MEMBER.

         4. The telephone number, e-mail address, and mailing address of the
Class Member may be used in verifying the claim. Failure to provide accurate contact information could also result in the inability of Register.com to send to you any refund to which you may be entitled, and/or result in a rejection of the claim.

                                       10

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
- - - - - - - - - - - - - - - - - - - - - - - - - - - X
- - - - - -
BRIAN WORNOW, INDIVIDUALLY AND ON
BEHALF OF ALL  OTHERS SIMILARLY SITUATED,             :

                                  PLAINTIFF,          :     INDEX NO. 109041/02

                  - AGAINST -                         :     IAS PART 53

REGISTER.COM, INC., AND DOES 1-100, INCLUSIVE,        :     JUSTICE RAMOS

                                    DEFENDANTS.       :

                                                      :
- - - - - - - - - - - - - - - - - - - - - - - - - - - X

                                 PROOF OF CLAIM

                        Must be Postmarked No Later Than:
                                    [TO COME]

                              Please Type or Print

                              CLAIMANT INFORMATION

Class Member's Name (First, Middle, Last):______________________________________

Current Street Address:_________________________________________________________

City, State, ZIP Code: __________________________________________

Foreign Province: ____________________________  Foreign Country: _______________

E-mail Address:_______________________________

Contact Telephone Number: (___)_______________________

This information is covered by Register.com's Privacy Notice available at
www.register.com/privacy-notice/index.cgi.

                                       11

Please indicate whether you want to receive a refund for the renewal of the following domain names (please note that the domain name registration, if currently registered by Register.com, will be cancelled upon your receipt of a refund):

Domain Name & Renewal Period        Yes (I want a refund) No (Leave registration
                                    active)

[TO BE INCLUDED IN NOTICE]          [BOX]            [BOX]

Please list any additional domain name registrations for which you believe you may be eligible to apply for a refund:

                                       12

     By signing my name below, I certify that:

      o   I did not want the domain name registration(s) for which I am applying for a refund, and that I did not use the registration(s) after they were renewed;

      o   the information I have provided on this Proof of Claim is accurate to the best of my knowledge.

     I understand that upon receipt of a refund check, I release and forever discharge all claims against Register.com (including each of its past, present and future stockholders, parents, subsidiaries, affiliates, divisions, predecessors, successors and assigns) regarding Register.com's automatic renewal of domain names registered prior to January 4, 2001.

I FURTHER UNDERSTAND THAT BY SUBMITTING THIS PROOF OF CLAIM, THE DOMAIN NAME(S)
 WHICH I HAVE INDICATED ON THIS FORM, IF CURRENTLY REGISTERED BY REGISTER.COM,
                               WILL BE CANCELLED.

Dated: _________________                    ____________________________________
                                            (Please sign here)

                                            ------------------------------------
                                            (Please print or type your name)

                                       13

REMINDER CHECKLIST:
-------------------

      1.  If you submit this Proof of Claim and Release by mail, please sign the
          Proof of Claim and Release and mail it before ___________. Keep a copy for your records.

      2.  If you submit this Proof of Claim and Release electronically, print and keep a copy of the completed form for your records.

      3.  If you desire an acknowledgement of receipt of your claim, you must use a method of delivery designed to provide you with a receipt (such as Certified Mail, Return Receipt Requested).

      4.  If you move, please provide us with your new mailing address by sending the new information to us at [ADDRESS TO COME] or (b) sending new information to [E-MAIL ADDRESS TO COME].

                                       14

                                    EXHIBIT D

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
- - - - - - - - - - - - - - - - - - - - - - - - - - - X
- - - - - -
BRIAN WORNOW, INDIVIDUALLY AND ON
BEHALF OF ALL OTHERS SIMILARLY SITUATED,              :

                               PLAINTIFF,             :     INDEX NO. 109041/02

                  - AGAINST -                         :     IAS PART 53

REGISTER.COM, INC., AND DOES 1-100, INCLUSIVE,        :     JUSTICE RAMOS

                                    DEFENDANTS.       :

                                                      :
- - - - - - - - - - - - - - - - - - - - - - - - - - - X

            ORDER AUTHORIZING NOTICE AND SCHEDULING FAIRNESS HEARING

     The Court having reviewed the Stipulation and Agreement of Compromise and
Settlement dated July 30, 2004 (the "Settlement") and Exhibits thereto, the
Court being advised of the premises and good cause appearing therefore, and the parties having applied to the Court for authorization to send Notice of a
Fairness Hearing,

     IT IS HEREBY ORDERED as follows:

     1. The Court authorizes the First Notice of this Settlement to Settlement
Class Members in the form attached to the Settlement as Exhibit A (the
"Notice"), as provided for in the Settlement, and authorizes the parties to inform Potential Settlement Class Members of the Fairness Hearing as scheduled below.

                                      -1-

     2. A final approval hearing on the fairness, reasonableness and adequacy of the Settlement Agreement (the "Fairness Hearing") will be held before this Court on the ___ day of ____, 2004 at __:__ a.m. to consider and finally determine:

        (a) Whether the Settlement Agreement should be approved as fair, reasonable and adequate;

        (b) Whether and to what extent attorneys' fees, cost and expenses should be awarded; and

        (c) Objections, if any, to the Settlement Agreement or any of its terms.
The Fairness Hearing described in this paragraph may be postponed, adjourned, or continued by order of the Court without further notice to the Settlement Class, but with notice to any Settlement Class Members who have timely filed objections to the Settlement Agreement and therein indicated an intention to appear at the final hearing.

     3. Objectors wishing to appear at the Fairness Hearing may appear at the
Fairness Hearing without prior written notice. Any Potential Settlement Class
Members who wish to object to the Settlement Agreement in writing must submit such written objection to the Clerk of the Court and serve copies of the objection on the Claims Administrator by ______, 2004. Any objection must include the name and number of the case and statement of the reasons why the objector believes the Court should find that the proposed Settlement Agreement is not in the best interest of the Settlement Class.

     4. Pending the Court's final determination as to whether the proposed
Settlement Agreement is fair, reasonable and adequate, all other proceedings in this case shall be stayed until further order of the Court.

                                      -2-

     5. In the event that: (1) any part of the Settlement that either or both settling parties, in their discretion, reasonably determine is material is not approved by the Court, (2) final approval of the Settlement does not become effective, or (3) any objection to the Settlement is sustained, then, at the election of either Plaintiff and/or Register.com, the Settlement Agreement and
all orders entered by the Court in connection therewith shall be deemed null and void, shall be without prejudice to the rights of the parties hereto and shall not be used or be admissible in any subsequent proceedings in this or any other litigation, or in any manner whatsoever.

     6. The Court directs Register.com to file with the Court on or before the date fixed for the Settlement Hearing, proof, by affidavits or affirmations, of the e-mailing of the First Notice herein.

     7. The Court may, for good cause, extend any of the deadlines set forth in this Order without further notice to the Settlement Class Members.

Dated:   _____________, 2004

                                             ENTER:

                                            ------------------------------------
                                            J.S.C.

                                      -3-

                                   [SCREEN 1]

                           PROOF OF CLAIM AND RELEASE

                              General Instructions

         1. To recover as a Member of the Class based on your claims in the above action (the "Lawsuit"), you must (1) complete the Proof of Claim with your identifying information; and (2) submit it before _____________.

         2. You must complete ALL parts of this Proof of Claim and Release. THIS
PROOF OF CLAIM MUST BE FILED AND SUBMITTED BY THE ACTUAL CLASS MEMBER.

         3. The telephone number, e-mail address, and mailing address of the
Class Member may be used in verifying the claim. Failure to provide accurate contact information could also result in the inability of Register.com to send to you any refund to which you may be entitled, resulting in a rejection of the claim.

         4. By submitting this Proof of Claim and Release electronically, you are not required to and should not file a duplicate Proof of Claim and Release by U.S. mail. Your submission of this information electronically will be treated as if you had signed a paper Proof of Claim and Release and duplicate submissions will not be honored.

         5. If you prefer to submit a paper Proof of Claim and Release, you may do so by printing and mailing the form available at: ________________________.

                                       1

                                   [SCREEN 2]

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
- - - - - - - - - - - - - - - - - - - - - - - - - -  X
- - - - - -
BRIAN WORNOW, INDIVIDUALLY AND ON
BEHALF OF ALL OTHERS SIMILARLY SITUATED,             :

                              PLAINTIFF,             :     INDEX NO. 109041/02

            - AGAINST -                              :     IAS PART 53

REGISTER.COM, INC., AND DOES 1-100, INCLUSIVE,       :     JUSTICE RAMOS
INCLUSIVE,

                                    DEFENDANTS.      :

                                                     :
- - - - - - - - - - - - - - - - - - - - - - - - - -  X

                                 PROOF OF CLAIM

                        Must be Submitted No Later Than:
                                    [TO COME]

                     Please Enter the Following Information

                              CLAIMANT INFORMATION

Class Member's Name (First, Middle, Last):______________________________________

Current Street Address:_______________________________________________

City, State, ZIP Code: __________________________________________

Foreign Province: ______________________________  Foreign Country:______________

E-mail Address:_______________________________

Contact Telephone Number: (___)_______________________

This information is covered by Register.com's Privacy Notice available at
www.register.com/privacy-notice/index.cgi.

                                       2

Please indicate whether you want to receive a refund for the renewal of the following domain names (please note that the domain name registration, if currently registered by Register.com, will be cancelled upon your receipt of a refund):

Domain Name & Renewal Period        Yes (I want a refund) No (Leave registration
                                    active)

[TO BE INCLUDED IN NOTICE]          [BOX]            [BOX]

Please list any additional domain name registrations for which you believe you may be eligible to apply for a refund:

                                       3

                                   [SCREEN 3]

     By providing my name below, I certify that:

      o   I did not want the domain name registration(s) for which I am applying for a refund, and that I did not use the registration(s) after they were renewed;

      o   the information I have provided on this Proof of Claim is accurate to the best of my knowledge.

     I understand that upon receipt of a refund check, I release and forever discharge all claims against Register.com (including each of its past, present and future stockholders, parents, subsidiaries, affiliates, divisions, predecessors, successors and assigns) regarding Register.com's automatic renewal of domain names registered prior to January 4, 2001.

I FURTHER UNDERSTAND THAT BY SUBMITTING THIS PROOF OF CLAIM, THE DOMAIN NAME(S)
 WHICH I HAVE INDICATED ON THIS FORM, IF CURRENTLY REGISTERED BY REGISTER.COM,
                               WILL BE CANCELLED.

Dated: _________________                    ____________________________________
                                            (Please type your name)

                                       4

                                   [SCREEN 4]

REMINDER CHECKLIST:
-------------------

      1.  Print a copy of this page for your records.

      2.  If you desire an acknowledgement of receipt of your claim, you must print a file a paper Proof of Claim and Release and you must use a method of delivery designed to provide you with a receipt (such as
          Certified Mail, Return Receipt Requested).

      3.  If you move, please provide us with your new mailing address by sending the new information to us at [ADDRESS TO COME] or (b) sending new information to [E-MAIL ADDRESS TO COME].

                                       5